Exhibit 10.39

To:	Western Mesquite Mines, Inc.,
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4W 3E2

Attention: Treasurer

Western Goldfields Inc.
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4W 3E2

Attention: Chief Financial Officer

Western Goldfields (USA) Inc.
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4W 3E2

Attention: Treasurer

14 August 2007

US$105,000,000 credit agreement dated 30 March 2007 (as amended and restated by an amendment and restatement agreement dated 31 May 2007, and as further amended by an amendment letter dated as of 29 June 2007 and an amendment letter dated as of 16 July 2007) between Western Mesquite Mines, Inc. as Borrower, Western Goldfields (USA) Inc. (formerly known as Western Goldfields, Inc. as Guarantor, Investec Bank (UK) Limited as Agent, Mandated Lead Arranger and Security Trustee, Commonwealth Bank of Australia as Lead Arranger, the Banks (as defined therein) and the Hedging Banks (as defined therein) (the "Credit Agreement").

1	We refer to the Credit Agreement. Terms and expressions defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined.

2	Further to our discussions concerning syndication of the Facility, the Agent, the Banks and the Hedging Banks hereby propose the following amendments to the Credit Agreement (the "Amendments"):

2.1	the definition of "Additional Drawing Conditions" shall be amended as follows:

2.1.1	the words "Agent is satisfied, acting reasonably, that the" shall be added to subparagraph (a) after the words "Development Plan) the"; and

2.1.2	the words "by the Agent" shall be added to sub-paragraph (d) after the words "has been amended";

2.2	the figure "20,000,000" in sub-paragraph (a) of the definition of "Approved Committed Equity" shall be replaced by "17,700,000";

2.3	the figure "85,000,000" in sub-paragraph (a) of the definition of "Availability Period" shall be replaced by "87,300,000";

2.4	the definition of "Base Case Model" shall be amended as follows:

the word "Monthly" shall be replaced by the word "quarterly"; and insert "as amended from time to time pursuant to and in accordance with Clause 11.1(c)" after the word "projections";

2.5	The definition of "Excess Cashflow" shall be amended to read as follows:

"Excess Cashflow means, on any Repayment Date, the amount by which A exceeds B where:

A
is the amount (as estimated by the Borrower on the Business Day falling 2 Business Days before the relevant Repayment Date) that will be standing to the credit of the Proceeds Account on that Repayment Date following the payments or transfers referred to in Clauses 12.5.2(a) to 12.5.2(e) less the amount, if any, actually standing to the credit of the Proceeds Account on the previous Repayment Date following the payments or transfers made on that previous Repayment Date in accordance with Clauses 12.5.2(a) to 12.5.2(e), that was retained in the Proceeds Account (excluding, for the avoidance of doubt, the minimum retained working capital amounts) ; and

B	is the minimum retained working capital amount of US$4,000,000."

2.6	the word "of" after the word "with" and before the word "the" at Schedule 2, Part 1, paragraph 3(f)(i) shall be deleted;

2.7	the definition of "Majority Banks" shall be amended as follows:

2.7.1	the words "(x) at any time there are only three Banks and/or Hedging Banks, 75% or (y) at all other times," shall be inserted after the words "together exceed:" and before the words "66 2/3 per cent";

2.7.2	the words ",at anytime whilst the Bank Liabilities are outstanding" shall be inserted after the words "PROVIDED THAT" and before the words ", for purposes of making";

2.7.3	the word "and" at the end of sub-paragraph (B) shall be deleted;

2.7.4	the full stop at the end of sub-paragraph (C) shall be replaced by "; and";

2.7.5	a new sub-paragraph (D) shall be inserted as follows:

"(D) for the purposes of determining whether "Majority Banks" exists, provided that there are four or more Banks and/or Hedging Banks the 66 2/3 majority referred to in paragraphs (a) and (b) must be constituted by no less than three different Banks and/or Hedging Banks.";

2.8	sub-paragraph (e) of Clause 4.2 shall be deleted and replaced with a new subparagraph (e) as follows:

"in respect of any Advance to be made for the purpose of refinancing Approved Committed Equity, the Agent has notified the Borrower and the Banks that as of such date all of the Additional Drawing Conditions have been satisfied or waived and no Bank has responded in writing to the Agent and the Borrower within 7 Business Days from the date of receipt of such notice stating that any such Additional Drawing Conditions (that have not been waived) have not been satisfied and further provided that the Banks have received a copy of the Base Case Model, updated as provided herein including to reflect the anticipated Advance, with such notice; and"

2.9	the words "and Schedule 6 shall be amended by the Agent accordingly" at the end of Clause 6.1.3 shall be deleted;

2.10	a new Clause 6.4.4 shall be inserted as follows:

" 6.4.4 Any prepayment pursuant to Clause 6.4.3 shall be applied in prepayment of Repayment Instalments of the Loan in inverse order of maturity."

2.11	the words "and any commitment fees" shall be added to Clause 9.1.1(b) after the word "interest" and before the word "due";

2.12	the words "and an amount not less than US$4,000,000 is standing to the credit of the Proceeds Account" shall be added after words "complied with in full" at Clause 11.4(i)(iv);

2.13	the references to Clauses 12.5.2(c) and 12.5.2(d) in Clause 12.6 shall be replaced with references to Clauses 12.5.2(d) and 12.5.2(e) respectively;

2.14	the words "or prior to" shall be inserted after the word "on" at Clause 12.6.2;

2.15	the lettering at paragraph 2 of Schedule 2, Part 1 shall be amended so as to be (a), (b) and (c) instead of (h), (i) and (j);

2.16	the lettering at paragraph 3 of Schedule 2, Part 1 shall be amended so as to be (a), (b), (c), (d), (e), (f) and (g) instead of (k), (l), (m), (n), (o), (f) and (g);

2.17	Schedule 9 shall be amended as follows:

2.17.1	paragraph 4 shall be replaced by the following:

"The Additional Cost Rate for any Bank lending from a Facility Office in the United Kingdom will be calculated by the Agent as follows:

E x 0.01 per cent per annum
300

Where E is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the Agent pursuant to paragraph 6 below and expressed in pounds per £1,000,000.";

2.17.2	paragraph 5(a) shall be amended as follows:

(a)	the words "Eligible Liabilities and" shall be deleted;

(b)	the word "have" after "Special Deposits" shall be replaced by the word "has";

(c)	the word "meanings" shall be replaced by the word "meaning"; and

(d)	the word "them" after the words "meanings given to" shall be replaced by the word "it";

2.17.3	paragraph 6 shall be deleted and the remaining paragraphs shall be renumbered accordingly; and

2.17.4	the words "The percentages of each Bank for the purpose of A and C above and the " at the beginning of paragraph 9 shall be replace by the word "The";

2.18	the reference to paragraph 4 in Schedule 15, paragraph 3(a) shall be replaced with a reference to paragraph 2;

2.19	the amendments agreed in paragraph 4(c) of the letter agreement relating to the Credit Agreement (the Letter Agreement) dated 16 July 2007 shall be deleted and replaced as follows:

2.19.1	",directly or indirectly," shall be inserted into the third line of Clause 11.2.2 after "otherwise agrees own" and before "at least 50.1%";

2.19.2	"and Western Goldfields (USA) Inc." shall be inserted into the third line of Clause 13.1(a) after "the Guarantor" and before "only";

2.19.3	", in the case of the Guarantor" shall be inserted into the fifth line of Clause 13.1(a) after "under" and before "each of";

2.19.4	"and, in the case of Western Goldfields (USA) Inc., paragraph 4(b) of the Letter Agreement" shall be inserted into the fifth line of Clause 13.1(a) after "Clause 11.2.2" and before "(which shall be";

2.19.5	"or Western Goldfields (USA) Inc." shall be inserted into the first line of Clause 14.1(j)(i) after "the Guarantor" and before "transfers";

2.19.6	"direct or indirect' shall be inserted into the first line of Clause 14.1(j)(i) after "any" and before "interest";

2.19.7
", in the case of the Guarantor, or paragraph 4(b) of the Letter Agreement, in the case of Western Goldfields (USA) Inc." shall be inserted into the second line of Clause 14.1 (j)(i) after "Clause 11.2" and before "); or"; and

2.19.8	the words ",directly or indirectly," shall be deleted from the undertaking in paragraph 4(b) of the Letter Agreement.

3
By the acceptance of this letter you confirm that your respective certificates of incorporation (and any relative certificate of incorporation on change of name) and your respective memorandum and articles of association have not been amended or varied since 16 July 2007.

4	By the acceptance of this letter you agree to the repetition of the Repeating Representations by yourselves by reference to the facts and circumstances existing on the date of this letter.

5	Without prejudice to the rights of any Financing Party which have arisen on or before the date of this letter, by the acceptance of this letter you confirm that, on and after the date of this letter:

(a)	the Credit Agreement as amended by this letter, and the other Financing Documents, will remain in full force and effect;

(b)
the Security Documents to which you are a party remain in full force and effect as valid and binding continuing security in accordance with their terms without impairment or novation thereof for all liabilities which are expressed to be secured by them; and

(c)
all adjustments or modifications, if any, to the obligations underlying the Security Documents to which you are a party have been made and are permitted under the terms and conditions of such Security Documents.

6	Each of you represent and warrant that this letter has been duly authorised, executed and delivered by you.

7	This letter is hereby designated as a Financing Document.

8	This letter shall be governed by and construed in accordance with English law.

9	This letter may be signed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

Please indicate your acceptance of the terms and conditions of this letter by countersigning the copy of this letter where indicated below.

Yours faithfully

/s/ Anthony Rowe and /s/ Ian Wohlman
Investec Bank (UK) Limited
(as Agent, Bank and Hedging Bank)

Commonwealth Bank of Australia
(as Bank and Hedging Bank)

Accepted and agreed, on August 2007

Western Mesquite Mines, Inc.

Western Goldfields Inc.

Western Goldfields (USA) Inc.

(b)
the Security Documents to which you are a party remain in full force and effect as valid and binding continuing security in accordance with their terms without impairment or novation thereof for all liabilities which are expressed to be secured by them; and

(c)
all adjustments or modifications, if any, to the obligations underlying the Security Documents to which you are a party have been made and are permitted under the terms and conditions of such Security Documents.

6	Each of you represent and warrant that this letter has been duly authorised, executed and delivered by you.

7	This letter is hereby designated as a Financing Document.

8	This letter shall be governed by and construed in accordance with English law.

9	This letter may be signed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

Please indicate your acceptance of the terms and conditions of this letter by countersigning the copy of this letter where indicated below.

Yours faithfully

Investec Bank (UK) Limited
(as Agent, Bank and Hedging Bank)

/s/ Jeff Heazlewood
Commonwealth Bank of Australia
(as Bank and Hedging Bank)

Accepted and agreed, on August 2007

/s/ Brian Penny
Western Mesquite Mines, Inc.

/s/ Brian Penny
Western Goldfields Inc.

/s/ Brian Penny
Western Goldfields (USA) Inc.